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EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys, Inc.

Case No. 01-0706 (MFW)
Reporting Period: 06/01/01-06/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	7/20/01 Date
/s/ BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*  Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-0706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

    There was no tax return filed during the period. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re: eToys, Inc.

Case No. 01-00706 MFW
Reporting Period 06/01/01-06/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155243	UBOC CD 2189008838	UBOC STOCK 5300161903	UBOC ESPP 5300161911	UBOC CD 2189005826	UBOC CD 2189009224	UBOC CD 2189000603	UBOC CD 2189015247	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	—	472,553.06	85,569.50	15,073,501.66	—	—	2,501,871.53	2,000,000.00	—	5,800,000.00	100,000.00	3,500,000.00
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS		68,511.00
DUE FROM LLC
OTHER (attach list)		4,026.41
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD		4,853,368.75
TRANSFERS FROM PRE-PETITION
TRANSFERS FROM DIP			320,000.00				3,500,000.00
INTEREST		1,407.31			0.00		1,497.22	6,416.67				0.00
TOTAL RECEIPTS	—	4,927,313.47	320,000.00	—	—	—	3,501,497.22	6,416.67	—	—	—	—
DISBURSEMENTS
NET PAYROLL			(230,506.21)
PAYROLL TAXES			(129,720.50)
SALES,USE,& OTHER TAXES		(3,367.00)
INVENTORY PURCHASES
SECURED/RENT/LEASES		(128,079.10)
INSURANCE		(253,082.90)
ADMINISTRATIVE		(98,038.77)	(1,514.08)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES *		(12,905.93)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP		(700,000.00)					(150,000.00)					0.00
Transfer to PR		(320,000.00)
Transfer to CD		(3,500,000.00)					(1,000,000.00)	(2,006,416.67)
Transfer to DIP General							(4,853,368.75)
Transfer to Pre-petition
PROFESSIONAL FEES		(274,427.40)
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(5,289,901.10)	(361,740.79)	0.00	0.00	0.00	(6,003,368.75)	(2,006,416.67)	0.00	0.00	0.00	0.00
NET CASH FLOW	0.00	(362,587.63)	(41,740.79)	0.00	0.00	0.00	(2,501,871.53)	(2,000,000.00)	0.00	0.00	0.00	0.00
CASH END OF MONTH	0.00	109,965.43	43,828.71	15,073,501.66	0.00	0.00	0.00	0.00	0.00	5,800,000.00	100,000.00	3,500,000.00

*  PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

    THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 06/01/01-06/30/01

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 5309026234	UBOC CD 5309028479	WFB 060-8526315	Total
CASH BEGINNING OF MONTH	288,000.00	0.00	0.00	187,500.00	317,611.46	103,043.71	30,429,650.92
CASH SALES							0.00
ACCOUNTS RECEIVABLE							0.00
LOANS AND ADVANCES							0.00
SALE OF ASSETS							68,511.00
DUE FROM LLC							0.00
OTHER (attach list)							4,026.41
TRANSFERS—SWEEP ACCOUNT							0.00
TRANSFER FROM CD		2,006,416.67	1,000,000.00				7,859,785.42
TRANSFERS FROM PRE-PETITION							0.00
TRANSFERS FROM DIP							3,820,000.00
INTEREST			947.92		940.95	370.12	11,580.19
TOTAL RECEIPTS	0.00	2,006,416.67	1,000,947.92	0.00	940.95	370.12	11,763,903.02
DISBURSEMENTS
NET PAYROLL							(230,506.21)
PAYROLL TAXES							(129,720.50)
SALES,USE,& OTHER TAXES							(3,367.00)
INVENTORY PURCHASES							0.00
SECURED/RENT/LEASES							(128,079.10)
INSURANCE							(253,082.90)
ADMINISTRATIVE						(10.00)	(99,562.85)
SELLING							0.00
OTHER (attach list)							0.00
PRE-PETITION EXPENSES*							(12,905.93)
OWNER DRAW							0.00
TRANSFERS							0.00
Transfer to DIP							(850,000.00)
Transfer to PR							(320,000.00)
Transfer to CD							(6,506,416.67)
Due to LLC							(4,853,368.75)
Transfer to Pre-petition							0.00
PROFESSIONAL FEES							(274,427.40)
U.S. TRUSTEE QUARTERLY FEES							0.00
COURT COSTS							0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	0.00	0.00	(10.00)	(13,661,437.31)
NET CASH FLOW	0.00	2,006,416.67	1,000,947.92	0.00	940.95	360.12	(1,897,534.29)
CASH END OF MONTH	288,000.00	2,006,416.67	1,000,947.92	187,500.00	318,552.41	103,403.83	28,532,116.63

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$13,661,437.31
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(12,529,785.42)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$1,131,651.89

In re: eToys, Inc.	Case No. 01-0706 (MFW) Reporting Period: 06/01/01-06/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		5300161911		2189008838
C.	Purpose (Type):	DIP General		Payroll		Stock		E S P P		Time Deposit
1.	Balance per Bank Statement		$334,791.58		$121,994.86		$—		$—		$15,073,501.66
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(224,826.15)		(78,166.15)
4.	Other				—
5.	Month End Balance per Books		$109,965.43		$43,828.71		$—		$—		$15,073,501.66
6.	Number of Last Check Written		20235		605412

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		1475	769.20	SEE ATTACHED LIST		none		none		not applicable
		1485	12.00
		1486	228.83
		1488	46.15
		1489	47.82
		1490	284.60
		1491	48.08
		1492	1.44
		1493	46.15
		1494	78.00
		1495	15.00
		1497	35.00
		1498	2.50
		1499	253.85
		1500	202.20
		1501	301.00
		1503	75.00
		1504	69.23
		10084	5,000.00
		20210	996.09
		20212	462.50
		20215	13,226.00
		20218	618.47
		20219	1,165.53
		20220	32,778.65
		20221	1,473.13
		20225	1,200.00
		20227	23,763.40
		20228	447.99
		20229	1,015.57
		20230	74,108.13
		20231	200.00
		20232	25,000.00
		20234	2,065.32
		20235	3,730.00
		200096	49.50
		200116	305.17
		300005	14.99
		300011	7.48
		300046	80.47
		300054	104.34
		300059	3,793.11
		300069	447.84
		300070	30,256.42
	Total Checks Outstanding		$224,826.15

1

In re: eToys, Inc.	Case No. 01-0706 (MFW) Reporting Period: 06/01/01-06/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2189005826		2189009224		5309026234		2189015247		2189003821
C.	Purpose (Type):	Time Deposit		Time Deposit		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$—		$—		$187,500.00		$5,800,000.00		$3,500,000.00
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$—		$—		$187,500.00		$5,800,000.00		$3,500,000.00
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

2

In re: eToys, Inc.	Case No. 01-0706 (MFW) Reporting Period: 06/01/01-06/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:	****		060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):	Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$100,000.00		$103,403.83		$288,000.00		$318,552.41		$1,000,947.92
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$100,000.00		$103,403.83		$288,000.00		$318,552.41		$1,000,947.92
6.	Number of Last Check Written
**** copy of renewal notice was not available during the preparation of this report

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

3

In re: eToys, Inc.	Case No. 01-0706 (MFW) Reporting Period: 06/01/01-06/30/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank								Total
B.	Account No.:		2869002770
C.	Purpose (Type):		Time Deposit
1.	Balance per Bank Statement		$2,006,416.67							$28,835,108.93
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks									(302,992.30)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$2,006,416.67		$—		$—		$—	$28,532,116.63
6.	Number of Last Check Written

	DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable	not applicable		not applicable		not applicable

	CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable	not applicable		not applicable		not applicable

4

In re: eToys, Inc.

Case No. 01-0706 (MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
June 2001

Payer	Description	Amount	Date
Verizon	Refund	39.85	6/11/2001
Pacific Bell	Refund	342.51	6/11/2001
Pacific Bell	Refund	92.86	6/11/2001
Pacific Bell	Refund	93.01	6/11/2001
Duke Power	Refund	323.39	6/11/2001
Ziff Davis Publishing	Refund	2.00	6/11/2001
California Chamber of Commerce	Refund	44.61	6/11/2001
Verizon	Refund	4.23	6/29/2001
ProBusiness	Refund	543.51	6/29/2001
Piedmont Natural Gas Co.	Refund	648.88	6/29/2001
Piedmont Natural Gas Co.	Refund	1,519.90	6/29/2001
Verizon	Refund	238.27	6/29/2001
Chatham	Refund	133.39	6/29/2001

Total		$4,026.41

In re: eToys, Inc.

Case No. 01-0706 (MFW)

Cash Disbursements
June 2001

Date	Num	Name	Account	Amount
6/4/2001	20168	VOIDED CHECK	VOIDED CHECK	—
6/4/2001	20169	VOIDED CHECK	VOIDED CHECK	—
6/4/2001	20175	VOIDED CHECK	VOIDED CHECK	—
6/4/2001	20176	VOIDED CHECK	VOIDED CHECK	—
6/4/2001	20177	VOIDED CHECK	VOIDED CHECK	—
6/4/2001	20178	VOIDED CHECK	VOIDED CHECK	—
6/5/2001	20179	FEDERAL EXPRESS	Postage and Delivery	90.42
6/5/2001	20180	VOIDED CHECK	VOIDED CHECK	—
6/5/2001	20181	MCI WORLDCOM WIRELESS (PA)	Telephone	1,306.14
6/5/2001	20182	VERIZON CALIFORNIA	Telephone	3,218.45
6/5/2001	20183	RICHARD CARTOON, LLC	Professional Fees	13,591.60
6/6/2001	20184	KILROY REALTY, L.P.	Rent	39,670.97
6/7/2001	20185	VERIZON CALIFORNIA	Telephone	807.21
6/7/2001	20186	GOLD, BARRY	Travel & Entertainment	5,326.66
6/7/2001	20187	HUNTINGTON LEGAL ADVERTISING	Consulting	28,345.96
6/7/2001	20188	RANDSTAD	Outside Services	664.00
6/8/2001	20189	SPRINT (PO BOX 79255)	Telephone	112.68
6/8/2001	20190	SPRINT (PO BOX 79255)	Telephone	6,406.45
6/8/2001	20191	SPRINT (PO BOX 79255)	Telephone	3,099.40
6/8/2001	20192	SPRINT (PO BOX 79255)	Telephone	4,252.24
6/8/2001	20193	HARTFORD LIFE INSURANCE COMPANIES	Employee Benefits	7,515.08
6/8/2001	1485	BRAD ANGLE	332000P—Employee Comp Liab	12.00
6/8/2001	1486	FRAM, STEVEN	332000P—Employee Comp Liab	228.83
6/8/2001	1487	LEAH HENNEN	332000P—Employee Comp Liab	46.15
6/8/2001	1488	LARA HOYEM	332000P—Employee Comp Liab	46.15
6/8/2001	1489	Rhonda M Lopez	332000P—Employee Comp Liab	47.82
6/8/2001	1490	MARTINEZ, ROSA A.	332000P—Employee Comp Liab	284.60
6/8/2001	1491	TONIA K MCRARY	332000P—Employee Comp Liab	48.08
6/8/2001	1492	NORMA L. OBADI	332000P—Employee Comp Liab	1.44
6/8/2001	1493	MOLLEE BLOOM OLENICK	332000P—Employee Comp Liab	46.15
6/8/2001	1494	DANNY PHAM	332000P—Employee Comp Liab	78.00
6/8/2001	1495	JOSEPH H. SMITH	332000P—Employee Comp Liab	15.00
6/8/2001	1496	ANSEL TENG	332000P—Employee Comp Liab	438.45
6/8/2001	1497	CLEMENTE TENG	332000P—Employee Comp Liab	35.00
6/8/2001	1498	NAOMI J. WILLIAMS	332000P—Employee Comp Liab	2.50
6/8/2001	1499	MARGARET WOLTER	332000P—Employee Comp Liab	253.85
6/8/2001	1500	DANA DUBINSKY	332000P—Employee Comp Liab	202.20
6/8/2001	1501	JAMES SCOTT	332000P—Employee Comp Liab	301.00
6/8/2001	1502	ANSEL TENG	332000P—Employee Comp Liab	2,990.00
6/8/2001	1503	CLEMENTE TENG	332000P—Employee Comp Liab	75.00

1

6/8/2001	1504	TONIA K MCRARY	332000P—Employee Comp Liab	69.23
6/8/2001	1505	MARGARET WOLTER	332000P—Employee Comp Liab	769.20
6/8/2001	1475	MARGARET WOLTER	332000P—Employee Comp Liab	769.20
6/8/2001	1483	BRAD ANGLE	332000P—Employee Comp Liab	159.00
6/8/2001	1484	Rhonda M Lopez	332000P—Employee Comp Liab	147.68
6/10/2001	20206	JOHN BURNHAM AND COMPANY	Insurance	4,913.72
6/11/2001	20194	PETTY CASH	Office	500.00
6/11/2001	20195	COLLATERAL LOGISTICS, INC	Professional Fees	100,000.00
6/11/2001	BC 6-1		Bank Service Charges	30.15
6/12/2001	BC 6-2		Bank Service Charges	60.00
6/13/2001	20196	DONAGAN, KELLY	Travel & Entertainment	3,170.00
6/14/2001	20197	NEW YORK STATE CORPORATION TAX	Taxes	1,500.00
6/14/2001	20198	NYC DEPARTMENT OF FINANCE	Taxes	300.00
6/14/2001	20199	NEW YORK STATE CORPORATION TAX	Taxes	10.00
6/14/2001	20200	COMMISSIONER OF REVENUE SERVICES	Taxes	21.00
6/14/2001	20201	NEW YORK STATE CORPORATION TAX	Taxes	1,426.00
6/14/2001	20202	NYC DEPARTMENT OF FINANCE	Taxes	100.00
6/14/2001	20203	NEW YORK STATE CORPORATION TAX	Taxes	10.00
6/14/2001	20204	GOLD, BARRY	Travel & Entertainment	1,726.78
6/15/2001	20205	FRENKEL OF CALIFORNIA INSURANCE SERVICES	Insurance	173,823.00
6/15/2001	1506	ANSEL TENG	332000P—Employee Comp Liab	839.60
6/20/2001	20207	KILROY REALTY, L.P.	Rent	14,300.00
6/20/2001	20208	FIRST CHOICE SERVICES	Office	305.17
6/20/2001	20209	FIRST CHOICE SERVICES	Office	130.68
6/21/2001	20210	GOLD, BARRY	Travel & Entertainment	996.09
6/21/2001	20211	FEDERAL EXPRESS	Postage and Delivery	228.66
6/22/2001	20212	ANTHONY, DAVINA	Travel & Entertainment	462.50
6/25/2001	20213	CROSSROADS, LLC	Professional Fees	62,414.21
6/25/2001	20214	IRELL & MANELLA	Professional Fees	85,195.59
6/25/2001	20215	RICHARD CARTOON, LLC	Professional Fees	13,226.00
6/25/2001	20216	PANJABI, SATISH	Outside Services	2,774.00
6/25/2001	20217	VOIDED CHECK	VOIDED CHECK	—
6/25/2001	20218	VISION SERVICE PLAN	Employee Benefits	618.47
6/25/2001	20219	PMI	Employee Benefits	1,165.53
6/25/2001	20220	BLUE CROSS OF CALIFORNIA	Employee Benefits	32,778.65
6/25/2001	20221	CIGNA BEHAVIORAL HEALTH	Employee Benefits	1,473.13
6/26/2001	20222	PACIFIC BELL (SAC)	Telephone	35.67
6/26/2001	20223	VOIDED CHECK	VOIDED CHECK	—

2

6/26/2001	20224	DONAGAN, KELLY	Travel & Entertainment	7,302.50
6/26/2001	20225	MARCHIONE, MATT	Outside Services	1,200.00
6/28/2001	20226	VOIDED CHECK	VOIDED CHECK	—
6/28/2001	20227	DELTA DENTAL PLAN OF CALIFORNIA	Employee Benefits	23,763.40
6/29/2001	20228	ARTER-RODRIGUEZ, DENISE	Travel & Entertainment	447.99
6/29/2001	20229	GOLD, BARRY	Travel & Entertainment	1,015.57
6/29/2001	20230	KILROY REALTY, L.P.	Rent	74,108.13
6/29/2001	20231	SCHWARZ, STEPHEN	Travel & Entertainment	200.00
6/29/2001	20232	MARSH & MCLENNAN COMPANIES	Insurance	25,000.00
6/29/2001	20233	VOIDED CHECK	VOIDED CHECK	—
6/29/2001	20234	STATE WORKERS' INSURANCE FUND	Insurance	2,065.32
6/29/2001	20235	NCCI, INC — VIRGINIA	Insurance	3,730.00
6/30/2001	1453	DANA DUBINSKY	332000P—Employee Comp Liab	4,999.80

		Subtotal		769,841.10

		ADD: Payroll Disbursements (see attached)		361,740.79

		Total Disbursements		1,131,581.89

3

In re: eToys, Inc.

Case No. 01-0706 (MFW)

CASH DISBURSEMENTS
PAYROLL ACCOUNT
JUNE 2001

CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
40616	6/1/2001	1,049.09	1,049.09
40617	6/1/2001	2,876.32	2,876.32
204075	6/1/2001	139.66	139.66
306301	6/1/2001	7,688.60	7,688.60
306302	6/1/2001	5,307.57	5,307.57
306303	6/1/2001	832.90	832.90
306304	6/1/2001	1,132.62	1,132.62
306305	6/1/2001	461.81	461.81
306306	6/1/2001	677.14	677.14
306307	6/1/2001	524.29	524.29
306308	6/1/2001	573.83	573.83
306309	6/1/2001	1,823.15	1,823.15
306310	6/1/2001	3,042.46	3,042.46
306311	6/1/2001	2,264.43	2,264.43
306312	6/1/2001	449.17	449.17
TAX	6/1/2001	12,008.95		12,008.95
PAYROLL FEES	6/4/2001	148.35			148.35
40618	6/6/2001	1,049.09	1,049.09
306313	6/8/2001	985.50	985.50
306314	6/8/2001	832.92	832.92
306315	6/8/2001	1,148.83	1,148.83
306316	6/8/2001	456.51	456.51
306317	6/8/2001	808.37	808.37
306318	6/8/2001	524.28	524.28
306319	6/8/2001	573.84	573.84
306320	6/8/2001	1,823.16	1,823.16
306321	6/8/2001	3,042.46	3,042.46
306322	6/8/2001	613.22	613.22
Tax	6/8/2001	6,837.31		6,837.31
Payroll Fees	6/11/2001	156.93			156.93
305520	6/11/2001	11.00	11.00
305602	6/12/2001	132.32	132.32
40619	6/15/2001	436.24	436.24
306323	6/15/2001	2,089.26	2,089.26
306324	6/15/2001	832.91	832.91
306325	6/15/2001	1,148.83	1,148.83
306326	6/15/2001	453.87	453.87
306327	6/15/2001	808.36	808.36
306328	6/15/2001	524.29	524.29
306329	6/15/2001	573.83	573.83
306330	6/15/2001	1,823.15	1,823.15
306331	6/15/2001	3,042.46	3,042.46
306332	6/15/2001	449.15	449.15

Tax	6/15/2001	4,896.46		4,896.46
Payroll Fees	6/18/2001	139.88			139.88
306333	6/22/2001	3,540.42	3,540.42
306334	6/22/2001	832.92	832.92
306335	6/22/2001	1,148.83	1,148.83
306336	6/22/2001	461.81	461.81
306337	6/22/2001	808.36	808.36
306338	6/22/2001	524.28	524.28
306339	6/22/2001	573.84	573.84
306340	6/22/2001	1,823.15	1,823.15
306341	6/22/2001	3,042.46	3,042.46
306342	6/22/2001	772.55	772.55
Tax	6/22/2001	5,538.09		5,538.09
Payroll Fees	6/25/2001	461.54			461.54
306343	6/29/2001	2,683.62	2,683.62
306344	6/29/2001	832.92	832.92
306345	6/29/2001	1,148.82	1,148.82
306346	6/29/2001	459.14	459.14
306347	6/29/2001	808.36	808.36
306348	6/29/2001	524.29	524.29
306349	6/29/2001	573.83	573.83
306350	6/29/2001	925.30	925.30
Tax	6/29/2001	3,497.24		3,497.24
TOTAL DISBURSEMENTS-eToys, Inc.		108,196.54

Tax	6/1/2001	14,644.77		14,644.77
605213	6/1/2001	442.48	442.48
605214	6/1/2001	927.84	927.84
605215	6/1/2001	504.03	504.03
605216	6/1/2001	636.07	636.07
605217	6/1/2001	439.93	439.93
605218	6/1/2001	477.50	477.50
605219	6/1/2001	382.67	382.67
605220	6/1/2001	507.89	507.89
605221	6/1/2001	619.58	619.58
605222	6/1/2001	512.56	512.56
605223	6/1/2001	511.68	511.68
605224	6/1/2001	696.50	696.50
605225	6/1/2001	776.79	776.79
605226	6/1/2001	519.70	519.70
605227	6/1/2001	477.50	477.50
605228	6/1/2001	960.39	960.39
605229	6/1/2001	881.39	881.39
605230	6/1/2001	419.14	419.14
605231	6/1/2001	1,022.04	1,022.04
605232	6/1/2001	685.28	685.28
605233	6/1/2001	540.83	540.83
605234	6/1/2001	492.72	492.72
605235	6/1/2001	471.24	471.24

605236	6/1/2001	561.99	561.99
605237	6/1/2001	944.75	944.75
605238	6/1/2001	1,867.99	1,867.99
605239	6/1/2001	1,143.57	1,143.57
605240	6/1/2001	381.87	381.87
605241	6/1/2001	506.65	506.65
605242	6/1/2001	321.22	321.22
605243	6/1/2001	452.72	452.72
605244	6/1/2001	965.02	965.02
605245	6/1/2001	371.07	371.07
605246	6/1/2001	393.88	393.88
605247	6/1/2001	465.00	465.00
605248	6/1/2001	980.32	980.32
605249	6/1/2001	355.62	355.62
605250	6/1/2001	465.00	465.00
605251	6/1/2001	441.79	441.79
605252	6/1/2001	442.92	442.92
605253	6/1/2001	1,108.80	1,108.80
605254	6/1/2001	2,305.51	2,305.51
Payroll Fees	6/4/2001	174.26		174.26
605255	6/8/2001	533.19	533.19
605256	6/8/2001
605257	6/8/2001	363.74	363.74
605258	6/8/2001	636.09	636.09
605259	6/8/2001	425.30	425.30
605260	6/8/2001	421.13	421.13
605261	6/8/2001	349.51	349.51
605262	6/8/2001	541.97	541.97
605263	6/8/2001	619.60	619.60
605264	6/8/2001	443.69	443.69
605265	6/8/2001	442.81	442.81
605266	6/8/2001	696.49	696.49
605267	6/8/2001	776.78	776.78
605268	6/8/2001	491.50	491.50
605269	6/8/2001	421.12	421.12
605270	6/8/2001	960.39	960.39
605271	6/8/2001	785.52	785.52
605272	6/8/2001	436.98	436.98
605273	6/8/2001	1,022.04	1,022.04
605274	6/8/2001	685.30	685.30
605275	6/8/2001	485.85	485.85
605276	6/8/2001	435.34	435.34
605277	6/8/2001	421.12	421.12
605278	6/8/2001	494.31	494.31
605279	6/8/2001	944.75	944.75
605280	6/8/2001	1,451.00	1,451.00
605281	6/8/2001	1,143.58	1,143.58
605282	6/8/2001	466.23	466.23
605283	6/8/2001	506.64	506.64

605284	6/8/2001	393.88	393.88
605285	6/8/2001	452.71	452.71
605286	6/8/2001	965.02	965.02
605287	6/8/2001	455.60	455.60
605288	6/8/2001	393.87	393.87
605289	6/8/2001	465.00	465.00
605290	6/8/2001	980.33	980.33
605291	6/8/2001	431.98	431.98
605292	6/8/2001	465.00	465.00
605293	6/8/2001	441.80	441.80
605294	6/8/2001	442.91	442.91
605295	6/8/2001	1,108.81	1,108.81
605296	6/8/2001	2,305.52	2,305.52
Tax	6/8/2001	13,984.93		13,984.93
Payroll Fees	6/11/2001	164.40			164.40
605297	6/15/2001	517.57	517.57
605298	6/15/2001
605299	6/15/2001	668.54	668.54
605300	6/15/2001	742.59	742.59
605301	6/15/2001	602.76	602.76
605302	6/15/2001	502.55	502.55
605303	6/15/2001	583.96	583.96
605304	6/15/2001	740.15	740.15
605305	6/15/2001	726.10	726.10
605306	6/15/2001	665.61	665.61
605307	6/15/2001	645.60	645.60
605308	6/15/2001	696.50	696.50
605309	6/15/2001	1,104.55	1,104.55
605310	6/15/2001	734.84	734.84
605311	6/15/2001	605.89	605.89
605312	6/15/2001	960.38	960.38
605313	6/15/2001	1,046.95	1,046.95
605314	6/15/2001	664.03	664.03
605315	6/15/2001	1,201.65	1,201.65
605316	6/15/2001	805.67	805.67
605317	6/15/2001	717.53	717.53
605318	6/15/2001	657.24	657.24
605319	6/15/2001	552.65	552.65
605320	6/15/2001	721.00	721.00
605321	6/15/2001	1,096.88	1,096.88
605322	6/15/2001	1,451.00	1,451.00
605323	6/15/2001	1,143.56	1,143.56
605324	6/15/2001	466.24	466.24
605325	6/15/2001	506.65	506.65
605326	6/15/2001	321.24	321.24
605327	6/15/2001	452.72	452.72
605328	6/15/2001	455.59	455.59
605329	6/15/2001	393.88	393.88
605330	6/15/2001	465.00	465.00

605331	6/15/2001	980.32	980.32
605332	6/15/2001	431.99	431.99
605333	6/15/2001	384.09	384.09
605334	6/15/2001	441.79	441.79
605335	6/15/2001	442.92	442.92
605336	6/15/2001	2,305.51	2,305.51
605337	6/15/2001	18,528.66	18,528.66
Tax	6/15/2001	37,144.58		37,144.58
Payroll Fees	6/18/2001	130.76			130.76
605338	6/22/2001	526.95	526.95
605339	6/22/2001	442.81	442.81
605340	6/22/2001	636.07	636.07
605341	6/22/2001	412.77	412.77
605342	6/22/2001	421.12	421.12
605343	6/22/2001	427.40	427.40
605344	6/22/2001	421.13	421.13
605345	6/22/2001	619.58	619.58
605346	6/22/2001	441.15	441.15
605347	6/22/2001	442.80	442.80
605348	6/22/2001	696.49	696.49
605349	6/22/2001	940.96	940.96
605350	6/22/2001	477.40	477.40
605351	6/22/2001	421.12	421.12
605352	6/22/2001	960.38	960.38
605353	6/22/2001
605354	6/22/2001	453.56	453.56
605355	6/22/2001	1,022.05	1,022.05
605356	6/22/2001	685.28	685.28
605357	6/22/2001	375.91	375.91
605358	6/22/2001	435.33	435.33
605359	6/22/2001	419.05	419.05
605360	6/22/2001	511.23	511.23
605361	6/22/2001	944.75	944.75
605362	6/22/2001	1,450.99	1,450.99
605363	6/22/2001	1,143.57	1,143.57
605364	6/22/2001	466.23	466.23
605365	6/22/2001	506.64	506.64
605366	6/22/2001	247.34	247.34
605367	6/22/2001	452.71	452.71
605368	6/22/2001	455.60	455.60
605369	6/22/2001	393.87	393.87
605370	6/22/2001	465.01	465.01
605371	6/22/2001	980.33	980.33
605372	6/22/2001	431.98	431.98
605373	6/22/2001	465.01	465.01
605374	6/22/2001	441.80	441.80
605375	6/22/2001	442.91	442.91
605376	6/22/2001	2,305.52	2,305.52
605377	6/22/2001	4,577.98	4,577.98

Tax	6/22/2001	17,625.26		17,625.26
Payroll Fees	6/25/2001	137.96			137.96
31465	6/29/2001	499.19	499.19
31466	6/29/2001	1,046.53	1,046.53
31467	6/29/2001	34.06	34.06
605378	6/29/2001	531.65	531.65
605379	6/29/2001	454.28	454.28
605380	6/29/2001	636.09	636.09
605381	6/29/2001	412.78	412.78
605382	6/29/2001	341.85	341.85
605383	6/29/2001	336.75	336.75
605384	6/29/2001	538.87	538.87
605385	6/29/2001	619.60	619.60
605386	6/29/2001	447.52	447.52
605387	6/29/2001	437.70	437.70
605388	6/29/2001	696.50	696.50
605389	6/29/2001	940.96	940.96
605390	6/29/2001	477.41	477.41
605391	6/29/2001	427.40	427.40
605392	6/29/2001	960.38	960.38
605393	6/29/2001	434.45	434.45
605394	6/29/2001	1,022.04	1,022.04
605395	6/29/2001	685.30	685.30
605396	6/29/2001	437.94	437.94
605397	6/29/2001	397.06	397.06
605398	6/29/2001	421.12	421.12
605399	6/29/2001	485.85	485.85
605400	6/29/2001	944.75	944.75
605401	6/29/2001	1,143.57	1,143.57
605402	6/29/2001	381.87	381.87
605403	6/29/2001	506.64	506.64
605404	6/29/2001	452.72	452.72
605405	6/29/2001	371.09	371.09
605406	6/29/2001	465.00	465.00
605407	6/29/2001	983.34	983.34
605408	6/29/2001	431.99	431.99
605409	6/29/2001	465.00	465.00
605410	6/29/2001	441.79	441.79
605411	6/29/2001	442.92	442.92
605412	6/29/2001	4,659.49	4,659.49
Tax	6/29/2001	13,542.91		13,542.91

TOTAL DISBURSEMENTS-LLC		253,544.25

TOTAL DISBURSEMENTS		361,740.79	230,506.21	129,720.50	1,514.08

In re: eToys, Inc.	Case No. 01-0706 (MFW) Reporting Period: 06/01/01-06/30/01

STATEMENT OF OPERATIONS (MOR-2)
March 7 through June 30, 2001 and One Month Ended June 30, 2001
UNAUDITED

	Mar 7 - Jun 30, '01	Jun' 01
Ordinary Income/Expense
Income
Liquidation Proceeds
Loss on Disposal of Assets	-27,927,357.20
Refunds Received	16,004.61	86.46
Liquidation Proceeds—Other	396,208.05	459,488.01

Total Liquidation Proceeds	-27,515,144.54	459,574.47

Total Income	-27,515,144.54	459,574.47

Gross Profit	-27,515,144.54	459,574.47
Expense
Advertising	10,845.34	0.00
Bank Service Charges	137,632.68	100.15
Dues and Subscriptions	9,144.19	0.00
Employee Benefits	328,502.38	313,397.23
Equipment Leases	111,397.78	0.00
Insurance	480,970.41	307,892.50
Janitorial Services	0.00	0.00
Licenses and Permits	3,348.02	0.00
Miscellaneous	11,699.32	5,273.55
Moving Expense	0.00	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	93,249.03	16,362.70
Parking	56,115.97	2,145.00
Payroll Taxes	63,234.82	5,131.88
Postage and Delivery	7,320.91	306.00
Professional Fees
Accounting	1,593.59	0.00
Legal Fees	10,000.00	0.00

Total Professional Fees	11,593.59	0.00
Rent	348,819.08	146,858.07
Repairs
Computer Repairs	138,848.94	0.00
Equipment Repairs	11,537.01	0.00
Repairs—Other	66,713.92	66,713.92

Total Repairs	217,099.87	66,713.92
Salaries & Wages
Vacation Expense	19,748.25
Salaries & Wages—Other	1,205,122.14	101,874.98

Total Salaries & Wages	1,224,870.39	101,874.98
Sales Tax	25,388.98	25,388.98
Security	763.35	0.00
Supplies
Office	7,370.09	935.85
Supplies—Other	337.91	0.00

Total Supplies	7,708.00	935.85

Taxes
State	0.00
Taxes—Other	27,961.00	-40,655.00

See accompanying Note to Financial Statements

STATEMENT OF OPERATIONS (MOR-2)
March 7 through June 30, 2001 and One Month Ended June 30, 2001
UNAUDITED

	Mar 7 - Jun 30, '01	Jun' 01
Taxes	27,961.00	-40,655.00
Telephone
Communications Expense	99,479.56	38,920.31
Telephone—Other	103,421.86	24,498.02

Total Telephone	202,901.42	63,418.33
Travel & Ent
Meals	301.98
Travel	4,572.74	447.99
Travel & Ent—Other	20,351.70	3,738.44

Total Travel & Ent	25,226.42	4,186.43
Uncategorized Expenses	0.00	0.00
Utilities
Gas and Electric	86.69	0.00
Utilities—Other	0.00	0.00

Total Utilities	86.69	0.00

Total Expense	3,443,212.64	1,019,330.57

Net Ordinary Income	-30,958,357.18	-559,756.10
Other Income/Expense
Other Income
Interest Income	139,791.50	14,073.01
Miscellaneous Income	4,713.09	3,088.18

Total Other Income	144,504.59	17,161.19
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	202,070.00	102,000.00
IT Consulting Services	6,732.50	3,170.00
Legal Notices/Publication	48,216.13	28,345.96

Total Post-Petition Payments	257,018.63	133,515.96
Pre-Petition Payments
Employee Reimbursements	6,020.71
Exp Deducted—Sec Dep	6,600.00
Other Critical Vendors	8,588.84
Payroll	540,337.53	282.98
Sales & Other Taxes	-4,613.94

Total Pre-Petition Payments	556,933.14	282.98
Provision for Restructuring Chg	97,853,000.00	97,853,000.00

Total Other Reorganization Expenses	98,666,951.77	97,986,798.94
Professional Fees	2,132,338.84	791,238.75
U.S. Trustees Fees	5,500.00
Reorganization Expenses—Other	100,000.00

Total Reorganization Expenses	100,904,790.61	98,778,037.69

Total Other Expense	100,904,790.61	98,778,037.69

Net Other Income (Expense)	-100,760,286.02	-98,760,876.50

Net Loss	-131,718,643.20	-99,320,632.60

See accompanying Note to Financial Statements

[ILLEGIBLE]	[ILLEGIBLE]

Balance Sheet (MOR-3)
As of May 31, 2001
UNAUDITED

Jun 30, '01
ASSETS
Current Assets
Checking/Savings
101000B—UBOC DIP A/C	109,965.43
101100—UBOC Payroll	43,828.71
101850—UBOC CD	15,073,501.66
101861—UBOC CD	1,000,947.92
101862—UBOC CD	3,500,000.00
101863—UBOC CD	5,800,000.00
101864—UBOC CD	2,006,416.67
102000—Wells Fargo CD	100,000.00
105000—UBOC CD	288,000.00
106000—UBOC CD	318,552.41
107000—UBOC CD	187,500.00
109600—Wells Fargo Credit Crd	103,403.83

Total Checking/Savings	28,532,116.63
Other Liquidated Debts
122500—Employee Receivables	400.00
129000—A/R Other	607,563.52
152000—Prepaid Marketing	3,546,581.00
152500—Prepaid Maintenance	125,872.09
153000—Prepaid License	83,927.45
159000—Prepaid Other	2,662,370.17
241000—Deposits	416,222.00

Total Other Liquidated Debts	7,442,936.23

Total Current Assets	35,975,052.86
Fixed Assets
FF&E
202000—Office Equipment	1,199,705.47
202500—Furniture & Fixtures	145,297.80
203000—Computer Hardware	6,408,476.32
204500—Off. Equip. Cap Lease	253,846.17
205000—Furn & Fixt Cap Lease	750,518.79
205500—Comp Hdwre Cap Lease	10,719,162.01
212000—A/D Office Equipment	-319,133.93
212500—A/D Furn & Fixtures	-31,543.65
213000—A/D Computer Hardware	-1,544,232.78
214500—A/D Off. Equip. Cap Lse	-106,402.17
215000—A/D F & F Cap Lse	-219,089.28
215500—A/D Comp Hdwr Cap Lse	-5,017,334.09

Total FF&E	12,239,270.66
Leasehold Improvements

1

201000—Leasehold Improvements	7,401,458.00
211000—Accum. Depr. Lease Imp	-413,074.51

Total Leasehold Improvements	6,988,383.49

Total Fixed Assets	19,227,654.15
Other Assets
I/C Receivables—Post Petition
251000 POST—Due From Dist LLC	-11,105,928.41

Total I/C Receivables—Post Petition	-11,105,928.41
I/C Receivables Pre-Petition
251500—Due From eToys Dist	62,252,413.51
255000—Due From eToys Europe	8,000,000.00

See accompanying Notes to Financial Statements

2

Balance Sheet (MOR-3)
As of May 31, 2001
UNAUDITED

Jun 30, '01
Total I/C Receivables Pre-Petition	70,252,413.51
Intangible Assets
231000—Goodwill	2,596,625.08
231500—Accum. Amort. Goodwill	-1,121,654.00
232000—License Fee	2,565,922.69
232500—Accum. Amort. License	-388,280.31
243000—Debt Issuance Cost	5,003,543.62
243500—Accum Amort Debt Costs	-1,066,386.73
244000—Lease/Loan Orig. Fees	392,545.81
244500—Accum Amort Lease Fees	-43,749.99

Total Intangible Assets	7,938,566.17
Reserve—I/C Receivables	-55,000,000.00
Reserve for Restructuring Chrgs	-23,939,294.95

Total Other Assets	-11,854,243.68

TOTAL ASSETS	43,348,463.33

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Total Accounts Payable	471,443.49
Other Current Liabilities
Post-Petition Liabilities
340000—Accrued Prof Fees	1,606,037.00
350000—Deposit Liabilities	22,500.00

Total Post-Petition Liabilities	1,628,537.00

Total Current Liabilities	2,099,980.49
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P—Gift Certificates	646,521.86
304500P—Employee Benefits	29,570.00
311000P—Taxing Authority	137,259.00
332000P—Employee Comp Liab	222,767.74

Total Priority Claims	1,036,118.60
Secured Claims
351000—Capital Lease Oblgns	9,255,313.94
352000—L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000—Accounts Payable	21,353,808.61
326000—Agreement	2,583,268.44
327000—Contract	93,805.00
328000—Litigation	51,899.52

3

331000—Web Affiliate	185,120.00
332000—Employee Comp	615,562.49
335000—Accrued Interest Pyble	2,670,000.75
351000—Equipment Lease	1,666,630.92

Total 353000—Subordinated N/P	150,000,000.00

Total Unsecured Claims	179,220,095.73

Total Liabs Subject to Compromise	190,618,659.60

Total Long Term Liabilities	190,618,659.60

Total Liabilities	192,718,640.09

Total Equity	-149,370,176.76

TOTAL LIABILITIES & EQUITY	43,348,463.33

See accompanying Notes to Financial Statements

4

Case No. 01-0706 (MFW)

Notes to Unaudited Financial Statements (MOR-2 & 3)
As of June 30, 2001
UNAUDITED

NOTE 1—Basis of Presentation

    Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2— Provision For Restructuring and Asset Impairment

    Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to the current month's statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re: eToys, Inc Debtor	Case No. 01-0706 (MFW) Reporting Period: 06/01/01-06/30/01

MOR-4
STATUS OF POSTPETITION TAXES

    The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attache photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	21,324.09	21,324.09	6/1, 6/8, 6/15, 6/22, 6/29	Note 1	0.00
FICA-Employee	0.00	3,556.50	3,556.50	6/1, 6/8, 6/15, 6/22, 6/29	Note 1	0.00
FICA-Employer	0.00	1,488.15	1,488.15	6/1, 6/8, 6/15, 6/22, 6/29	Note 1	0.00
Unemployment	0.00	19.94	19.94	6/1, 6/8, 6/15, 6/22, 6/29	Note 1	0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	26,388.68	26,388.68	6/1, 6/8, 6/15, 6/22, 6/29		0.00
STATE AND LOCAL
Withholding	0.00	6,322.08	6,322.08	6/1, 6/8, 6/15, 6/22, 6/29	Note 1	0.00
Sales	18,633.02	0.00	18,633.02		Note 2	0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	67.29	67.29	06/15/01	Note 1	0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	18,633.02	6,389.37	25,022.39			0.00
Total taxes	18,633.02	32,778.05	51,411.07			0.00

Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

Note 2—Sales tax paid in April and erroneously recorded. Reclassified in June 2001.

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	> 90	Total
Accounts payable	16,373.85	265,366.43	145,397.42	44,305.79	—	471,443.49
Wages payable
Taxes Payable						—
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,606,037.00
Amounts Due to Insiders*
Other: Deposit Liabilities						22,500.00
Other:
Total Postpetition Debts						2,099,980.49

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eToys, Inc.

Case No. 01-0706 (MFW)

Accounts Payable Aging Report
As of June 30, 2001

	Current	1—30	31—60	61—90	> 90	TOTAL
AMERICAN STOCK EXCHANGE	0.00	0.00	24.38	0.00	0.00	24.38
ANTHONY, DAVINA	0.00	440.00	0.00	0.00	0.00	440.00
ARCUS DATA SECURITY	0.00	0.00	313.35	0.00	0.00	313.35
AVAYA	0.00	0.00	10,975.41	0.00	0.00	10,975.41
BANC ONE LEASING CORPORATION	0.00	28,841.00	23,258.87	0.00	0.00	52,099.87
BLOOMBERG LP	0.00	0.00	6,662.70	0.00	0.00	6,662.70
CHASE MELLON SHAREHOLDER SERVICES	0.00	0.00	3,348.02	0.00	0.00	3,348.02
COMDISCO INC.	0.00	146,955.01	0.00	0.00	0.00	146,955.01
CROSSROADS, LLC	0.00	350.35	0.00	0.00	0.00	350.35
DE LAGE LANDEN	0.00	28,488.04	0.00	0.00	0.00	28,488.04
EXODUS	0.00	632.26	350.00	0.00	0.00	982.26
FEDERAL EXPRESS	77.34	0.00	0.00	0.00	0.00	77.34
GLOBAL CENTER	0.00	0.00	68,598.74	0.00	0.00	68,598.74
IBM CORPORATION	0.00	11,306.90	11,306.90	0.00	0.00	22,613.80
KILROY REALTY, L.P.	2,931.81	0.00	0.00	0.00	0.00	2,931.81
LEXIS NEXIS	0.00	0.00	478.62	0.00	0.00	478.62
MARSH RISK & INSURANCE SVCS	0.00	-458.00	0.00	0.00	0.00	-458.00
PACIFIC BELL (SAC)	36.22	0.00	187.64	0.00	0.00	223.86
PACIFIC BELL (VAN NUYS)	0.00	50.36	0.00	0.00	0.00	50.36
PANJABI, SATISH	1,862.50	0.00	0.00	0.00	0.00	1,862.50
PBCC	0.00	0.00	994.68	0.00	0.00	994.68
PENNYWORTH SALES	2,000.00	0.00	0.00	0.00	0.00	2,000.00
RANDSTAD	0.00	796.00	0.00	0.00	0.00	796.00
SOUTH BAY SECURITY	0.00	0.00	450.00	0.00	0.00	450.00
SPHERION	418.50	0.00	0.00	0.00	0.00	418.50
SPIEKER PROPERTIES	0.00	86.69	0.00	0.00	0.00	86.69
SPRINT (ATLANTA)	0.00	0.00	8.08	0.00	0.00	8.08
SPRINT (PO BOX 79255)	0.00	9,056.21	0.00	0.00	0.00	9,056.21
SPRINT DATA SVCS	0.00	38,270.02	0.00	44,305.79	0.00	82,575.81
VERIZON CALIFORNIA	6,572.82	551.59	0.00	0.00	0.00	7,124.41
VERIZON WIRELESS-LA	2,474.66	0.00	18,350.03	0.00	0.00	20,824.69
XEROX CORPORATION	0.00	0.00	90.00	0.00	0.00	90.00

TOTAL ACCOUNTS PAYABLE	16,373.85	265,366.43	145,397.42	44,305.79	0.00	471,443.49

In re: eToys, Inc.

Case No. 01-0706 (MFW)
Reporting Period 06/01/01-06/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period	$2,022,818.06	$638,124.52	$2,022,818.06

(+) Amounts billed during the period	2,114,497.99		2,114,497.99

(-) Amounts collected during the period	(3,499,191.53)	(18,511.00)	(3,517,702.53)

(-) Other adjustments, see Note 1	—	(11,650.00)	(11,650.00)

Total Accounts Receivable at the end of the reporting period	$638,124.52	$607,963.52	$607,963.52

Accounts Receivable Aging
0-30 days old	$—	$

31-60 days old	2,107.36

61-90 days old	639,868.67

91 + days old	12,050.00		607,963.52

Total Accounts Receivable	$654,026.03		$607,963.52

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)	$654,026.03		$607,963.52

Note 1: Adjustment for employee receivables that were repaid prior to chapter 11.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys Distribution LLC	Case No. 01-0707 (MFW) Reporting Period: 06/01/01-06/30/01

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	7/20/01 Date
Barry Gold Printed Name of Authorized Individual	CEO Title of Authorized Individual

    *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC	Case No. 01-0707 (MFW)

    Attachment to Monthly Operating Report (MOR cover page):

  All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

  There was no tax return filed during the period. Tax return filing extension requests were filed for all necessary Federal and State tax returns for the fiscal year ended March 31, 2001. Payroll and sales tax returns are prepared on a quarterly basis and submitted to respective government agency within thirty days after the end of each quarter.

In re:	eToys Distribution LLC	Case No. 01-00707 MFW
	Debtor	Reporting Period 06/01/01-06/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC Pre-petition	BofA Acct No. 1459-2-08325	Union Bank Acct No. 2180039778	Total
CASH BEGINNING OF MONTH	0.00	0.00	(361,062.00)	(361,062.00)
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS FROM eTOYS INC CD			150,000.00	150,000.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP			700,000.00	700,000.00
INTEREST				0.00
TOTAL RECEIPTS	0.00	0.00	850,000.00	850,000.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES			(19,079.00)	(19,079.00)
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES			(283,054.33)	(283,054.33)
INSURANCE				0.00
ADMINISTRATIVE			(111,323.50)	(111,323.50)
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES*				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS	0.00	0.00	(413,456.83)	(413,456.83)
NET CASH FLOW	0.00	0.00	436,543.17	436,543.17
CASH END OF MONTH	0.00	0.00	75,481.17	75,481.17

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		413,456.83
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		413,456.83

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re: eToys Distribution LLC Debtor	Case No. 01-0707 (MFW) Reporting Period 06/01/01-06/30/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

    A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 1459-2-08325
BALANCE PER BOOKS	$75,481.17	$—
BANK BALANCE	$339,553.21	$—
(+) DEPOSITS IN TRANSIT (attach list)	—	0.00
(-) OUTSTANDING CHECKS (attach list)	(264,072.04)	0.00
OTHER (attach list)
ADJUSTED BANK BALANCE	$75,481.17	$—

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	30140 -	5,282.00	None
	30146 -	315.00
	30148 -	590.18
	30150 -	98.87
	30151 -	181.08
	30153 -	4,807.00
	30154 -	107,797.91
	30155 -	145,000.00
Total Outstanding Checks		$264,072.04

OTHER

In re: eToys Distribution LLC	Case No. 01-0707 (MFW)

CASH DISBURSEMENTS

June 2001

Date	Check Number	Name	Amount
6/4/2001	30114	LEASING TECHNOLOGIES INT'L, INC.	$—
6/4/2001	30115	LEASING TECHNOLOGIES INT'L, INC.	—
6/4/2001	30116	RAYMOND LEASING CORPORATION	30,256.42
6/4/2001	30117	VOLT	9,995.00
6/4/2001	30118	IBM CORPORATION	—
6/5/2001	30119	AT&T	31.20
6/5/2001	30120	CITY OF ONTARIO UTILITY DEPARTMENT	197.48
6/5/2001	30121	DOMINION VIRGINIA POWER	53,439.42
6/5/2001	30122	FEDERAL EXPRESS	10.40
6/5/2001	30123	HIGHLAND PAGING, INC.	182.93
6/5/2001	30124	VERIZON — PO BOX 17398	1,391.80
6/5/2001	30125	VERIZON — PO BOX 17577	382.64
6/5/2001	30126	KIDWELL, MICHAEL	105.00
6/7/2001	30127	BURNS INTERNATIONAL SEC. SVCS	5,776.60
6/7/2001	30128	BURNS INTERNATIONAL SEC. SVCS	5,092.00
6/13/2001	30129	DEBBIE'S STAFFING	—
6/13/2001	30130	DE PAULA, CONNIE	430.56
6/13/2001	30131	LANGNER SECURITY SERVICES, INC.	8,000.00
6/14/2001	30132	DEBBIE'S STAFFING	—
6/14/2001	30133	DEBBIE'S STAFFING	1,956.75
6/14/2001	30134	FRANCHISE TAX BOARD	9,377.00
6/14/2001	30135	FRANCHISE TAX BOARD	9,377.00
6/14/2001	30136	NYS LLC/LLP FEE	325.00
6/15/2001	30137	KIDWELL, MICHAEL	262.50
6/20/2001	30138	BURNS INTERNATIONAL SEC. SVCS	—
6/20/2001	30139	BURNS INTERNATIONAL SEC. SVCS	5,863.94
6/20/2001	30140	BURNS INTERNATIONAL SEC. SVCS	5,282.00
6/20/2001	30141	KIDWELL, MICHAEL	262.50
6/21/2001	30142	SCRUGGS, KENNY	—
6/21/2001	30143	SCRUGGS, KENNY	300.00
6/21/2001	30144	RUSSELL A. FARROW LTD.	—
6/22/2001	30145	SOUTHERN CALIFORNIA EDISON	6,058.68
6/25/2001	30146	KIDWELL, MICHAEL	315.00
6/26/2001	30147	AT&T	15.07
6/26/2001	30148	CITY OF ONTARIO UTILITY DEPARTMENT	590.18
6/26/2001	30149	PACIFIC BELL	147.11
6/26/2001	30150	VERIZON — PO BOX 17398	98.87
6/26/2001	30151	VERIZON — PO BOX 17577	181.08
6/26/2001	30152	VERIZON CALIFORNIA	147.79
6/29/2001	30153	BURNS INTERNATIONAL SEC. SVCS	4,807.00
6/29/2001	30154	EAST BOWLES, LLC	107,797.91
6/29/2001	30155	NG LAND, LLC	145,000.00

		TOTAL DISBURSEMENTS	$413,456.83

STATEMENT OF OPERATIONS (MOR-2)

March 7 through June 30, 2001 and One Month Ended June 30, 2001

UNAUDITED

	Mar-June '01	June '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Loss on Disposal of Assets	-38,308,708.11	-176,511.92
Other Income	838.20
Refunds Received	1,159.08	851.77
Liquidation Proceeds—Other	2,135,144.32	0.00

Total Liquidation Proceeds	-36,171,566.51	-175,660.15

Total Income	-36,171,566.51	-175,660.15
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit (Loss)	-38,216,037.06	-175,660.15
Expense
Automobile Expense	715.53
Dues and Subscriptions	22.56
Equipment Leases	312,521.70	30,256.42
Equipment Rental	8,580.20	265.50
Freight	274,576.82
Miscellaneous	1,149.24
Outside Services	1,584.33	607.38
Payroll taxes	91,117.67	17,303.87
Postage and Delivery	180.10
Rent	1,839,725.85	659,763.83
Repairs
Equipment Repairs	3,855.91

Total Repairs	3,855.91	0.00
Salaries & Wages
Vacation Expense	31,316.57
Salaries & Wages—Other	1,107,029.16	230,997.96

Total Salaries & Wages	1,138,345.73	230,997.96
Security	107,043.50	32,973.44
Supplies
Office	162.40	300.00
Supplies—Other	2,349.48

Total Supplies	2,511.88	300.00
Taxes	19,079.00	19,079.00
Telephone
Communications Expense	2,148.68	1,352.14
Telephone—Other	48,426.20	4,607.06

Total Telephone	50,574.88	5,959.20
Temporary Help	72,146.41	14,612.94
Travel & Ent
Travel	2,178.82	1,165.56
Travel & Ent—Other	562.34	210.00

Total Travel & Ent	2,741.16	1,375.56
Utilities
Gas and Electric	173,915.59	80,384.37
Water	1,723.27	804.46
Utilities—Other	24,464.40	6,058.68

Total Utilities	200,103.26	87,247.51

Total Expense	4,126,575.73	1,100,742.61

Net Ordinary Income	-42,342,612.79	-1,276,402.76
Other Income/Expense
Other Income
Other Income	734.65

Total Other Income	734.65	0.00
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Pre-Petition Payments
Employee Reimbursements	7,780.08
Exp Charged—Sec Dep	1,029,090.00
Other Critical Vendors	27,523.51

Total Pre-Petition Payments	1,064,393.59	0.00
Provision for Restructuring Chg	54,251,000.00	54,251,000.00

Total Other Reorganization Expenses	55,315,393.59	54,251,000.00
U.S. Trustees Fees	3,750.00
Reorganization Expenses—Other	76,961.27
Total Reorganization Expenses	55,396,104.86	54,251,000.00

Total Other Expense	55,396,104.86	54,251,000.00

Net Other Income (Expense)	-55,395,370.21	-54,251,000.00

Net Loss	-97,737,983.00	-55,527,402.76

See accompanying Note to Financial Statements

In re: eToys Distribution LLC	Case No. 01-0707 (MFW)

Balance Sheet (MOR-3)
As of June 30, 2001
UNAUDITED

Jun 30, '01
ASSETS
Current Assets
Checking/Savings
102000—UBOC DIP ACCOUNT	75,481.17

Total Checking/Savings	75,481.17
Other Current Assets
Inventory
131000—Inventory	1,628,239.72

Total Inventory	1,628,239.72
Other Liquidated Debts
122500—Employee Receivables	10,919.59
129000—A/R Other	4,635.04
155000—A/P Debit Balances	887,426.73
159000—Other Prepaid Expenses	45,632.18

Total Other Liquidated Debts	948,613.54

Total Other Current Assets	2,576,853.26

Total Current Assets	2,652,334.43
Fixed Assets
Machinery & Equipment
201000—Leasehold Improvements	30,698,429.04
201500—Heavy Equipment	2,511,662.88
204000—Heavy Equip Cap Lse	10,069,284.07
211000—A/D Leasehold Impr	-860,480.96
211500—A/D Heavy Equipment	-80,326.78
214000—A/D Heavy Eq Cap Lse	-326,090.20

Total Machinery & Equipment	42,012,478.05
Office Equipment & Furnishings
202000—Office Equipment	2,220,343.57
202500—Furniture & Fixtures	1,776,903.22
203000—Computer Hardware	1,813,253.39
204500—Off Equip Cap Lse	3,169,392.68
205000—Furn & Fix Cap Lse	1,669,178.61
205500—Comp Hardware Cap Lse	3,537,520.06
212000—A/D Office Equipment	-556,698.19
212500—A/D Furn & Fixtures	-138,786.70
213000—A/D Computer Hardware	-435,952.39
214500—A/D off Equip Cap Lse	-263,968.32
215000—A/D Furn & Fix Cap Lse	-122,973.58
215500—Comp Hdwre Cap Lse	-781,790.45

Total Office Equipment & Furnishings	11,886,421.90

Vehicles
201800—Vehicle Equipment	63,697.11
206500—Vehicle — Cap Lease	866,408.64
211800—A/D Vehicle Equipment	-961.26
216500—A/D Vehicle Cap Lease	-53,721.25

Total Vehicles	875,423.24

Total Fixed Assets	54,774,323.19
Other Assets
Intangible Assets
244000—Lease/Loan Orig Fee	241,894.63
244500—Accum Amort Loan Fees	-46,627.37

Total Intangible Assets	195,267.26
Reserve for Restructuring	-54,251,000.00
Security Deposits
105000—USPS	75,000.00
241000—Other Security Deposit	1,404,466.48

Total Security Deposits	1,479,466.48

Total Other Assets	-52,576,266.26

TOTAL ASSETS	4,850,391.36

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	318,957.35

Total Accounts Payable	318,957.35
Other Current Liabilities
Post-Petition Liabilities
ESPP Liab	-301.32
I/C Due to eToys, Inc.	-11,105,928.41
Other Payroll Withholdings	137.31
Vacation Accrual	31,316.57

Total Post-Petition Liabilities	-11,074,775.85

Total Other Current Liabilities	-11,074,775.85

Total Current Liabilities	-10,755,818.50
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000—Sales and Use Taxes	2,503,620.11
332000P—Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000—Capital Lease Oblgtns	11,431,105.14
352000—L-T Notes Payable	11,939,562.59

Total Secured Claims	23,370,667.73

Unsecured Claims
301000—Accounts Payable	48,163,156.67
303500—Equipment Lease	27,443.24
332000U—Emp. Claims Unsecured	315,417.43
I/C—Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,919,331.32

Total Liabs Subject to Compromise	139,956,588.60

Total Long Term Liabilities	139,956,588.60

Total Liabilities	129,200,770.10

Total Equity	-124,350,378.74

TOTAL LIABILITIES & EQUITY	4,850,391.36

See accompanying notes to financial statements.

[ILLEGIBLE]	Case No. 01-0707 (MFW)

Notes to Unaudited Financial Statements
As of June 30, 2001
UNAUDITED

NOTE 1—Basis of Presentation

    Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. The Company has not been able to definitively determine the amount expected to be realized from the sale of its assets. No adjustment has been made to the cost basis of assets to reflect the lower value.

NOTE 2—Provision For Restructuring and Asset Impairment

    Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to the current month's statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.

In re: eToys Distribution LLC Debtor	Case No. 01-0707 (MFW) Reporting Period: 06/01/01-06/30/01

MOR-4
STATUS OF POSTPETITION TAXES

    The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attache photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	65,691.07	65,691.07	6/1,6/8,6/15,6/22,6/29	Note 1	0.00
FICA-Employee	0.00	13,586.23	13,586.23	6/1,6/8,6/15,6/22,6/29	Note 1	0.00
FICA-Employer	0.00	3,416.64	3,416.64	6/1,6/8,6/15,6/22,6/29	Note 1	0.00
Unemployment	0.00	56.00	56.00	06/15/01	Note 1	0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	82,749.94	82,749.94	6/1,6/8,6/15,6/22,6/29		0.00
STATE AND LOCAL
Withholding	0.00	13,947.51	13,947.51	6/1,6/8,6/15,6/22,6/29	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	245.00	245.00	06/15/01		0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	14,192.51	14,192.51			0.00
Total taxes	0.00	96,942.45	96,942.45			0.00

    Note 1—All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

    Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	> 90	Total
Accounts payable	—	145,757.84	87,936.93	82,243.69	3,018.89	318,957.35
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual						31,316.57
Other: Post Petition Liabilities						(164.01)
Total Postpetition Debts						350,109.91

    Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eToys Distribution LLC	Case No. 01-0707 (MFW)

Accounts Payable Aging Report
As of June 30, 2001

	Current	1-30	31-60	61-90	>90	TOTAL
ADELPHIA	0.00	0.00	3.06	0.00	0.00	3.06
ASCOM HASLER LEASING	0.00	0.00	0.00	585.04	0.00	585.04
AT&T	0.00	31.54	0.00	0.00	0.00	31.54
BTI	0.00	0.00	4,076.97	0.00	0.00	4,076.97
BURNS INTERNATIONAL SEC. SVCS	0.00	4,807.00	0.00	0.00	0.00	4,807.00
DEBBIE'S STAFFING	0.00	583.10	0.00	0.00	0.00	583.10
DOMINION VIRGINIA POWER	0.00	80,384.37	0.00	0.00	0.00	80,384.37
HIGHLAND PAGING, INC.	0.00	0.00	461.13	0.00	0.00	461.13
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	3,018.89
IBM CORPORATION	0.00	52,856.26	43,476.86	52,856.26	0.00	149,189.38
K-9 SECURITY FORCE	0.00	1,215.00	0.00	0.00	0.00	1,215.00
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	39,190.00	0.00	0.00	39,190.00
NEXTEL COMMUNICATIONS	0.00	2,230.15	0.00	0.00	0.00	2,230.15
PACIFIC BELL	0.00	300.66	82.31	0.00	0.00	382.97
PITTSYLVANIA COUNTY SERVICE AUTHORITY	0.00	214.28	0.00	0.00	0.00	214.28
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	27,958.79	0.00	27,958.79
RUSSELL A. FARROW LTD	0.00	265.50	0.00	0.00	0.00	265.50
VERIZON—PO BOX 17398	0.00	1,562.15	0.00	0.00	0.00	1,562.15
VERIZON—PO BOX 17577	0.00	382.85	0.00	0.00	0.00	382.85
VERIZON CALIFORNIA	0.00	924.98	0.00	0.00	0.00	924.98
XEROX CORPORATION	0.00	0.00	646.60	843.60	0.00	1,490.20

TOTAL	0.00	145,757.84	87,936.93	82,243.69	3,018.89	318,957.35

In re:	eToys Distribution LLC	Case No. 01-0707 (MFW)
	Debtor	06/01/01-06/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$10,919.59
(+) Amounts billed during the period	4,635.04
(-) Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$15,554.63

Accounts Receivable Aging	Amount
0-30 days old	$4,635.04
31-60 days old	—
61-90 days old	—
91 + days old	10,919.59
Total Accounts Receivable	15,554.63
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$15,554.63

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers comensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re eKids, Inc.	Case No. 01-0708 (MFW) Reporting Period: 06/01/01-06/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	7/20/01 Date
/s/ BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 06/01/01-06/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

    Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS—SWEEP ACCOUNT				0.00
TRANSFERS—UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re: eKids, Inc.	Case No. 01-0708 (MFW)
Debtor	Reporting Period 06/01/01-06/30/01

BANK RECONCILIATIONS

    Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE

(+) DEPOSITS IN TRANSIT (attach list)

(-) OUTSTANDING CHECKS (attach list)

OTHER (attach list)

ADJUSTED BANK BALANCE

*
Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date Amount	Date Amount	Date Amount	Date Amount
	None	None

CHECKS OUTSTANDING	Ck# Amount	Ck# Amount	Ck# Amount	Ck# Amount

Total Outstanding Checks	$—

OTHER

In re: eKids, Inc. Debtor	Case No. 01-00708 (MFW) Reporting Period 06/01/01-06/30/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

    The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense

6

Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

7

In re: eKids, Inc. Debtor	Case No. 01-00708 (MFW) Reporting Period 06/01/01-06/30/01

MOR-2 (continued)
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE
June 30, 2001
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re: eKids, Inc. Debtor	Case No. 01-00708 (MFW) Reporting Period 06/01/01-06/30/01

MOR-3
BALANCE SHEET

    NOT APPLICABLE

June 30, 2001
ASSETS	MONTH	MONTH
Cash (Unrestricted)	NOT APPLICABLE

Cash (restricted)

Accounts Receivable (net)

Inventory

Notes Receivable

Prepaid Expenses

Other (Attach List)

Total Current Assets

Real Property & Improvements

Machinery & Equipment

Furniture, Fixtures & Office Equipment

Vehicles

Leasehold Improvements

Less: Accumulated Deprec/Depletion

Total Property, Plant & Equipment

Liabilities not subject to compromise (Postpetition Liabilities)

Accounts payable

Taxes Payable

Notes payable

Professional Fees

Secured Debt

Due to Affiliates & Insiders

Other (Attach List)

Total postpetition Liabilities

Liabilities subject to compromise (Postpetition Liabilities)

Secured Debt-Per Plan

Priority Debt-Per Plan

Unsecured Debt-Per Plan

Other (Attach List)-Per Plan

Total Prepetition Liabilities

Total Liabilities

Equity

Common Stock

Retained Earnings (Deficit)

Total Equity (Deficit)

Total Liabilities & Owner's Equity

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Debtor	Reporting Period 06/01/01-06/30/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Current Assets

NOT APPLICABLE

Other Assets

LIABILITIES AND DOWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

    eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the United States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re eKids, Inc. Debtor	Case No. 01-0708 (MFW) Reporting Period 06/01/01-06/30/01

MOR-4
STATUS OF POSTPETITION TAXES

    The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

8

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

9

In re: eKids, Inc.	Case No. 01-00708 (MFW)
Reporting Period: 06/01/01 - 06/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE (Not Applicable)
Must be completed each month	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re PMJ Corporation	Case No. 01-0709 (MFW) Reporting Period: 06/01/01-06/30/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

    Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		NotApplicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

    I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	7/20/01 Date
/s/ BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

    *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eKids, Inc.	Case No. 01-00709 (MFW)
Debtor	Reporting Period 06/01/01-06/30/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS — SWEEP ACCOUNT				0.00
TRANSFERS — UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00

NET CASH FLOW	0.00	0.00	0.00	0.00

CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re: PMJ Corporation Debtor	Case No. 01-0709 (MFW) Reporting Period 06/01/01—06/30/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

    * Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks	$—

OTHER

In re: PMJ Corporation Debtor	Case No. 01-0709 (MFW) Reporting Period 06/01/01-06/30/01

MOR-2
STATEMENT OF OPERATIONS
(Income Statement)

NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re: eKids, Inc. Debtor	Case No. 01-00708 (MFW) Reporting Period 06/01/01-06/30/01

MOR-2 continuted
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE
June 30, 2001
OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

    Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11

    Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re: PMJ Corporation Debtor	Case No. 01-0709 (MFW) Reporting Period 06/01/01-06/30/01

MOR-3
BALANCE SHEET

NOT APPLICABLE

ASSETS	MONTH	MONTH
June 30, 2001
Cash (Unrestricted)	NOT APPLICABLE
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re: PMJ Corporation Debtor	Case No. 01-00709 (MFW) Reporting Period 06/01/01-06/30/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

    Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

    PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re: PMJ Corporation Debtor	Case No. 01-0709 (MFW) Reporting Period 06/01/01-06/30/01

MOR-4
STATUS OF POSTPETITION TAXES

    The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

FEDERAL	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation

Case No. 01-0706 (MFW)
Reporting Period 06/01/01-06/30/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period

(+) Amounts billed during the period

(-) Amounts collected during the period

(-) Other adjustments, see Note 1

Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging
0-30 days old

31-60 days old

61-90 days old

91 + days old

Total Accounts Receivable

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

  EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE OFFICE OF THE US TRUSTEE—REGION 3
MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
MOR-1 con't SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
MOR-1 ATTACHMENT OTHER RECEIPTS June 2001
Cash Disbursements June 2001
CASH DISBURSEMENTS PAYROLL ACCOUNT JUNE 2001
STATEMENT OF OPERATIONS (MOR–2)
Balance Sheet (MOR-3) As of May 31, 2001 UNAUDITED
Balance Sheet (MOR-3) As of May 31, 2001 UNAUDITED
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
Accounts Payable Aging Report As of June 30, 2001
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
DEBTOR QUESTIONNAIRE
MONTHLY OPERATING REPORT
MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
BANK RECONCILIATIONS Continuation Sheet for MOR-1
CASH DISBURSEMENTS June 2001
STATEMENT OF OPERATIONS (MOR-2) March 7 through June 30, 2001 and One Month Ended June 30, 2001 UNAUDITED
Balance Sheet (MOR-3) As of June 30, 2001 UNAUDITED
Notes to Unaudited Financial Statements As of June 30, 2001 UNAUDITED
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
Accounts Payable Aging Report As of June 30, 2001
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
MONTHLY OPERATING REPORT
MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
BANK RECONCILIATIONS
MOR-2 STATEMENT OF OPERATIONS (Income Statement)
MOR-2 (continued) STATEMENT OF OPERATIONS
MOR-3 BALANCE SHEET
MOR-3 continued BALANCE SHEET
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
MONTHLY OPERATING REPORT File with Court and submit copy to United States Trustee within 20 days after end of month
MOR-1 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
MOR-2 STATEMENT OF OPERATIONS (Income Statement)
MOR-2 continuted STATEMENT OF OPERATIONS
MOR-3 BALANCE SHEET
MOR-3 continued BALANCE SHEET
MOR-4 STATUS OF POSTPETITION TAXES
SUMMARY OF UNPAID POSTPETITION DEBTS
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (NOT APPLICABLE)
DEBTOR QUESTIONNAIRE (Not Applicable)